Penn Series Funds, Inc.

All Funds

Supplement dated February 27, 2014

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2013, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

At a special meeting of shareholders (the “Meeting”) of the Penn Series Funds, Inc. (the “Company”) held on February 13, 2014, the Company’s shareholders approved each of the actions set forth below.

(1) The election of Eugene Bay, Joanne B. Mack, Archie Craig MacKinlay, Rebecca C. Matthias, Eileen C. McDonnell, and David B. Pudlin to serve as Directors of the Company.

(2) An amendment to the investment advisory agreement between Independence Capital Management, Inc. and the Company, on behalf of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, International Equity Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund, that modifies each Fund’s advisory fee rate schedule by introducing new or revising existing asset level (or “breakpoint”) fee rates.

Each Fund’s modified advisory fee rate schedule will be effective May 1, 2014, and the advisory fees to be paid by each Fund, as modified, will be disclosed in the Funds’ Prospectus, dated May 1, 2014. As discussed in the Company’s recent proxy statement, the advisory fee rate adjustments will result in an increase in the dollar amount of advisory fees paid by each Fund as compared to the current fee rates, except for the International Equity Fund. The proposed advisory fee rate modifications to the International Equity Fund’s advisory fee will not result in a material increase in the dollar amount of advisory fees currently paid by the Fund as compared to the current fee rate.

(3) The reclassification of the Quality Bond Fund’s fundamental policy on warrants as a non-fundamental policy.

The reclassification of the Fund’s fundamental policy on warrants is not expected to affect the day-to-day management of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM6419    2/14